CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio
(the “portfolio”)

Supplement dated July 31, 2020
to the Prospectus and Summary Prospectus, each dated May 1, 2020

Effective immediately, Bryant Lie will join Christopher Burton as a portfolio manager of the portfolio, and Nelson Louie will no longer be a portfolio manager of the portfolio. Accordingly, the portfolio’s Prospectus and Summary Prospectus are updated as set out below.

Effective immediately, the section of the Prospectus entitled “Portfolio Summary — Management — Portfolio managers” and the section of the Summary Prospectus entitled “Management — Portfolio managers” are deleted in their entirety and replaced with the following:

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the portfolio. Christopher Burton, Senior Portfolio Manager and Managing Director, and Bryant Lie, Portfolio Manager and Vice President, are the portfolio managers of the team and have been managing the portfolio since 2006, the portfolio’s inception, and 2020, respectively.

Effective immediately, the section of the Prospectus entitled “Meet the Managers” is deleted in its entirety and replaced with the following:

The Credit Suisse Commodities Portfolio Management Team (the “Commodities Team”) is responsible for the day-to-day management of the portfolio.  Christopher Burton and Bryant Lie are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the portfolio.

Christopher Burton, Managing Director, is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.  Mr. Burton is a CFA charter holder.

Bryant Lie, Portfolio Manager and Vice President, is a Portfolio Manager specializing in derivatives.  He has been a member of the Commodities Team since 2012.  Mr. Lie earned a B.S. in Applied Math, Economics, and Mathematics, and a M.S.E in Applied Math from Johns Hopkins University.  Mr. Lie is a CFA charter holder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the portfolio.

Job titles indicate position with the investment manager.

Shareholders should retain this supplement for future reference.

July 31, 2020	16-0720
TRCRS-PRO
TRCRS-SUMPRO
2020-003

CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio
(the “Portfolio”)

Supplement dated July 31, 2020
to the Statement of Additional Information dated May 1, 2020

Effective immediately, Bryant Lie will join Christopher Burton as a portfolio manager of the Portfolio, and Nelson Louie will no longer be a portfolio manager of the Portfolio.

As a result of such additions, effective immediately, the following changes are made to the Portfolio’s Statement of Additional Information:

The information in the table in the section entitled “Management of the Trust — Portfolio Managers — Portfolio Managers’ Ownership of Securities” is hereby deleted in its entirety and replaced with the following:

As reported to the Portfolio, as of December 31, 2019, Mr. Burton had no beneficial ownership of shares in the Portfolio, and as of July 31, 2020, Mr. Lie had no beneficial ownership of shares in the Portfolio. The portfolio managers have no direct investments in the Trust because Portfolio shares cannot be purchased directly but are only available through variable life and annuity contracts or through certain qualified employee benefit plans.

The information in the table in the section entitled “Management of the Trust — Portfolio Managers — Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed” relating to Nelson Louie is deleted and the following information is added to such table:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager(s)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bryant Lie**	5	$2,352.7 million	8	$1,896.2 million	5	$1,422.1 million

As of July 30, 2020, Messrs. Burton and Lie managed 2 accounts which have total assets under management of $26.6 million, and which have additional fees based on the performance of the accounts.

**Information provided as of July 30, 2020.

Shareholders should retain this supplement for future reference.